EXHIBIT 23.4



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 18, 2000 relating to the financial statements of Heritage Financial Services, Inc. appearing in Old National Bancorp's current Report on Form 8-K filed April 19, 2000.


                                            /s/ HEATHCOTT & MULLALY, P.C.
                                            -----------------------------
                                            Heathcott & Mullaly, P.C.



Brentwood, Tennessee,
May 31, 2000